The Victory Portfolios

International Select Fund

Supplement dated August 1, 2014

to the Summary Prospectus dated March 1, 2014 (“Summary Prospectus”)

This Summary Prospectus is being revised to reflect a change in the portfolio managers of the International Select Fund.  This Supplement supersedes the Supplement dated May 23, 2014 in its entirety.

1.              The following replaces the information under the section “Portfolio Managers” found on Page 5 of the Summary Prospectus:

Elie J. Masri is a Portfolio Manager/Analyst of the Adviser and has been Portfolio Manager of the Fund since 2014.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

VF-ISF-SUMPRO-SUPP1